SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                            Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant | |
Check the appropriate box:
  |X|  Preliminary Proxy Statement              | |  Confidential, for Use of
                                                     the Commission Only (as
                                                     permitted by Rule
  | |  Definitive Proxy Statement                    14a-6(e)(2))
  | |  Definitive Additional Materials
  | |  Soliciting Material Pursuant to
       Section 240.14a-12

                           COMPLETEL EUROPE N.V.
-------------------------------------------------------------------------------

              (Name of Registrant as Specified In Its Charter)

                                    N/A
-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
  |X|   No fee required.
  | |   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)    Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
        (2)    Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
        (3)    Per unit price or other underlying value of transaction
               computed pursuant to Exchange Act Rule 0-11 (Set forth
               the amount on which the filing fee is calculated and
               state how it was determined):
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        (4)    Proposed maximum aggregate value of transaction:
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        (5)    Total fee paid:
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   | |     Fee paid previously with preliminary materials.
   | | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1)   Amount Previously Paid:________________________________________
           2)   Form, Schedule or Registration Statement No.:__________________
           3)   Filing Party: _________________________________________________
           4)   Date Filed: ___________________________________________________




         This proxy statement contains, in reliance on Securities and Exchange Commission Release No. 34-45589, unaudited amended consolidated financial statements in lieu of audited financial statements. The Registrant was not able to obtain a manually signed audit report in respect of the amended consolidated financial statements included herein because the Registrant recently replaced Arthur Andersen as its independent accountant. In addition, the Registrant required time to amend its previously audited consolidated financials that were included in its Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on April 1, 2002.

         No auditor has opined that the unaudited consolidated financial statements included in this proxy statement present fairly, in all material respects, the Registrant's financial position, results of operations, cash flows and changes in shareholders' equity in accordance with generally accepted accounting principles.

         The Registrant has engaged Deloitte & Touche as its independent accountant and is working diligently to have its consolidated financial statements audited by that firm. The Registrant intends to file audited financial statements for these periods by September o, 2002. The audited consolidated financial statements and notes thereto the Registrant intends to file by September o, 2002 may differ from the unaudited financial statements and notes thereto included in this proxy statement.

                           COMPLETEL EUROPE N.V.

                   NOTICE OF ANNUAL SHAREHOLDERS MEETING


                         TO BE HELD August 20, 2002




TO THE SHAREHOLDERS OF
COMPLETEL EUROPE N.V.


We, CompleTel Europe N.V., invite you to attend our annual shareholders meeting that will take place at the World Trade Center, Schipholboulevard 127, 1118 BG, Schiphol, The Netherlands. This meeting will begin at [1:00] p.m. local time on Tuesday, August 20, 2002]. The purposes of the meeting are as follows:


(a) To discuss our statutory annual accounts and the other information referred to in Article 392 of Book 2 of the Dutch Civil Code;

(b) To deliver the written report by our Board of Management on the state of our affairs and the management conducted during 2001;

(c) To adopt our statutory annual accounts for the fiscal year ended December 31, 2001; and

(d) To grant discharge to the members of our Supervisory Board and Board of Management from liability in respect of the exercise of their duties during the fiscal year ended December 31, 2001.


         Our proxy statement, the proxy card and attendance form are included with this notice of our annual shareholders meeting in 2002. On or prior to August [5], 2002, we first mailed this package of documents to each registered holder of our Ordinary shares at the close of business on June 14, 2002. Furthermore, each broker, dealer or other participant in the clearing systems of the Depository Trust Company and Euroclear France who, at this time, might have held our Ordinary shares on behalf of beneficial owners has been supplied with the number of these document packages that it requested for distribution to beneficial owners.


         From today until the close of our annual meeting, our proxy materials will also be available on our website at www.completel.com and available for inspection at:


         o our registered offices located at Blaak 16, 3011 TA Rotterdam, The Netherlands; and


         o the offices of JPMorgan Chase Bank ("JPMorgan") located at 60 Wall Street, New York, NY 10260, USA.


         Copies of these documents can be obtained free of charge by our registered shareholders and other persons entitled to attend our shareholders meetings by written request to CompleTel Europe N.V., Blaak 16, 3011 TA Rotterdam, The Netherlands, Attention: Investor Relations.


         If you are a registered shareholder (that is, if you hold our Ordinary shares registered in your own name), you may vote your shares by following one of the two procedures described below:


         1) Voting in person by registered shareholders. To be eligible to vote your shares in person at our annual shareholders meeting, you must complete and sign the enclosed attendance form, and JPMorgan must receive the completed attendance form from you no later than 5:00 p.m. (New York City time) on August 13, 2002. JPMorgan's address is listed on the attendance form. The timely receipt by JPMorgan of the duly completed and signed attendance form will constitute a notification to us of your intention to exercise your voting and meeting rights.

         2) Voting of registered shareholders by proxy. To vote your shares by proxy, you must complete and sign the enclosed proxy card, and JPMorgan must receive the completed proxy card from you no later than 5:00 p.m. (New York City time) on August 13, 2002. JPMorgan's address is listed on the proxy card. The timely receipt by JPMorgan of the duly completed and signed proxy card will constitute a notification to us of your intention to exercise your voting rights by means of a proxy.

         If you are not a registered shareholder, but, through a bank, broker or another agent, you beneficially own our Ordinary shares, you may instruct your agent to vote your shares. To do so, complete, sign and return to your agent the voting instruction form that it provided to you, as instructed by your agent. Your agent must receive the relevant form prior to the deadline it establishes. We expect your agent will set this deadline sometime before the August 13 deadline applicable to our registered shareholders, since sufficient time must be allowed for your agent to process the voting instructions that it receives from you and all of its other clients, such that a proxy card reflecting these instructions is received by JPMorgan no later than August 13, 2002.



                                             By order of the Board of Management



                                             John M. Hugo
                                             Corporate Controller and
                                             Chief Accounting Officer



Amsterdam, The Netherlands

July __, 2002

                             TABLE OF CONTENTS



PROXY STATEMENT...............................................................1
DISTRIBUTION OF PROXY MATERIAL, AVAILABLE INFORMATION.........................1
VOTING INFORMATION............................................................1
COST OF SOLICITATION..........................................................4
OUR PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP BY OUR MANAGEMENT..............5
Proposal 1 - Adoption of Annual Accounts for Fiscal 2001......................8
Proposal 2 - Discharge from Liability of Members of the Management and
             Supervisory  Boards in respect of Fiscal 2001....................8
CHANGES IN ACCOUNTANTS........................................................9
FUTURE SHAREHOLDER PROPOSALS.................................................10
     APPENDIX A...............................................................1
COMPLETEL EUROPE N.V. DUTCH STATUTORY ACCOUNTS................................1

                           COMPLETEL EUROPE N.V.

                              PROXY STATEMENT

                   -------------------------------------

         This proxy statement is being sent to you in connection with the solicitation of proxies by the Supervisory Board and Board of Management of CompleTel Europe N.V., a company incorporated under the laws of The Netherlands, for its annual shareholders meeting to be held on Tuesday, August 20, 2002. This meeting will begin at [1:00] p.m. local time, at the World Trade Center, Schipholboulevard 127, 1118 BG, Schiphol, The Netherlands.

     DISTRIBUTION OF PROXY MATERIAL, AVAILABLE INFORMATION


         On or prior to August [5], 2002, we first mailed this proxy statement, the proxy card and attendance form and the notice of our annual shareholders meeting in 2002 to each registered holder of our Ordinary shares, par value (euro)0.10, at the close of business on June 14, 2002. Furthermore, each broker, dealer or other participant in the clearing systems of the Depository Trust Company ("DTC") and Euroclear France ("Euroclear") who, at this time, might have held our Ordinary shares on behalf of beneficial owners has been supplied with the number of these document packages that it requested for distribution to beneficial owners.


         From today until the close of our annual meeting, our proxy materials will also be available on our website at www.completel.com and available for inspection at:


         o our registered offices located at Blaak 16, 3011 TA Rotterdam, The Netherlands; and


         o the offices of JPMorgan Chase Bank (JPMorgan) located at 60 Wall Street, New York, NY 10260, USA.


         Copies of these documents can be obtained free of charge by our registered shareholders, and other persons entitled to attend our shareholders meetings by written request to CompleTel Europe N.V., Blaak 16, 3011 TA Rotterdam, The Netherlands, Attention: Investor Relations.


     VOTING INFORMATION


         Matters to be decided at the annual meeting. The enclosed notice of our annual shareholders meeting in 2002 outlines all the matters that we know, as of July 25, 2002, are to be brought before the annual meeting. These matters are described below in further detail.


         Right to attend the annual meeting. Each of our registered shareholders as of the date of the annual meeting and other parties who, under Dutch law, are entitled to attend our shareholders meetings (for example, pledgees and usufructuaries of shares who have voting rights) and their authorized agents, are entitled to attend our annual shareholders meeting, provided that such person gives us at least seven days prior notice of his intention to do so.


         How to attend the annual meeting. If you are a registered shareholder (that is, you hold our Ordinary shares registered in your own name) and wish to attend the annual meeting, or to be represented at the meeting by an agent, you must complete and sign the enclosed attendance form, and JPMorgan must receive the form from you no later than 5:00 p.m. (New York City time) on August 13, 2002. In addition, if you intend to be represented by an agent, you must indicate so on the attendance form and your agent must present a duly executed power-of-attorney to obtain admission to our annual meeting.


         If you are not a registered shareholder, but you beneficially own Ordinary shares that are registered in the name of another person, you may attend the annual meeting as an agent of the registered shareholder. If you wish to do so, you should instruct the registered holder of your shares to submit an attendance form in accordance with the procedures described above. In addition, you must obtain a duly executed power-of-attorney from such registered shareholder and bring it to the meeting.

         Right to vote. As a company incorporated under the laws of The Netherlands, we are governed by Dutch corporate law. Under Dutch corporate law, only persons who are our registered shareholders on the day of our annual shareholders meeting are entitled to vote on the matters to be decided by the meeting. If you are such a registered shareholder, you may only vote the amount of our Ordinary shares that you hold of record on the day of our annual shareholders meeting.

         Some of our Ordinary shares are held of record by DTC and Euroclear on behalf of institutions that have accounts with these clearing systems. As brokers, dealers or other types of agents, these participants in DTC and Euroclear may, in turn, hold interests in our Ordinary shares on behalf of their clients. If you own interests in our Ordinary shares as, or through, a participant in a clearing system, you must rely on the procedures of that clearing system and participant to exercise voting rights. We understand that under existing market practice DTC and Euroclear, as registered shareholders, would act upon the voting instructions of their participants and these participants would act upon the voting instructions of their clients who are beneficial owners of our Ordinary shares.

         How to vote. If you are a registered shareholder (that is, if you hold our Ordinary shares registered in your own name), you may vote your shares by following one of the two procedures described below:


         1) Voting in person by registered shareholders. To be eligible to vote your shares in person at our annual shareholders meeting, you must complete and sign the enclosed attendance form, and JPMorgan must receive the completed attendance form from you no later than 5:00 p.m. (New York City time) on August 13, 2002. JPMorgan's address is listed on the attendance form.

         2) Voting of registered shareholders by proxy. To vote your shares by proxy, you must complete and sign the enclosed proxy card, and JPMorgan must receive the completed proxy card from you no later than 5:00 p.m. (New York City time) on August 13, 2002. JPMorgan's address is listed on the proxy card.




         If you are not a registered shareholder, but you beneficially own our Ordinary shares through a bank, broker or another agent, you may instruct your agent to vote your shares. To do so, complete, sign and return to your agent the voting instruction form provided to you by your agent in accordance with the instructions thereof. Your agent must receive the relevant form prior to the deadline it establishes. We expect your agent will set this deadline sometime before the August 13 deadline applicable to our registered shareholders, since sufficient time must be allowed for your agent to process the voting instructions that it receives from you and all of its other clients, such that a proxy card reflecting these instructions is received by JPMorgan no later than August 13, 2002.

         Revoking your proxy. If you are a registered shareholder who has submitted a proxy, you may change your vote by (1) sending a written notice of revocation to JPMorgan; (2) submitting a later proxy; or (3) attending the annual meeting and voting in person (in which case you must submit an attendance form). In each case, your notice of revocation, subsequently dated proxy or attendance form must be received by JPMorgan no later than 5:00 p.m. (New York City time) on August 13, 2002.


         If you are a beneficial owner of our Ordinary shares who has submitted a proxy card or voting instructions form to your bank, broker or other agent, you may change your vote by following your agent's procedures for this purpose.

         Returning your proxy without indicating your vote. If you are a registered shareholder and you return a signed proxy card without indicating your vote and do not revoke your proxy, your shares will be voted as follows:

         1.    FOR the adoption of our statutory annual accounts; and

         2. FOR the discharge from liability of members of our Supervisory and Management Boards in respect of fiscal 2001.

         If you beneficially own interests in our Ordinary shares through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some or all of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval.

         Voting "abstain". You can vote "abstain" with regard to some or all of the proposals. If you vote to "abstain," your shares will not be voted and will not be counted in determining the shares necessary for the approval.


         Quorum. The presence at our annual meeting, in person or by proxy, of the holders of one-third of our Ordinary shares outstanding on the day of the annual meeting will constitute a quorum, permitting the meeting to conduct its business. As of July 25, 2002, 160,555,222 of our Ordinary shares were outstanding, each entitled to one vote other than 3,142,162 shares that we held in treasury as of that date. We do not expect this number to change significantly between now and the day of the annual meeting. Holders of approximately 60% of our outstanding Ordinary shares have previously agreed attend the annual meeting in person or by proxy, so that the presence of a quorum is assured.


         Votes required to adopt the proposals. All matters to be voted on at the annual meeting require the vote of a majority of the votes cast by shareholders represented at the meeting in person or by proxy.

          Postponement or adjournment of the annual meeting. If the annual meeting is postponed or adjourned, your proxy or voting instructions will still be valid and may be voted at the postponed or adjourned meeting.

                            COST OF SOLICITATION

         We will bear the entire cost of the preparation of the proxy materials and the solicitation by our Supervisory Board of your proxy. Our directors, officers and employees will not receive any additional compensation for soliciting proxies. Proxies may be solicited by mail or other means. We have retained JPMorgan and will reimburse JPMorgan for its related out-of-pocket expenses. We will also reimburse brokerage houses and other nominees and fiduciaries in the U.S. for their reasonable out-of-pocket expenses for forwarding soliciting materials to beneficial owners of our Ordinary shares.

      OUR PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP BY OUR MANAGEMENT

Our Principal Shareholders

         Security Ownership of Certain Beneficial Owners and Management


         The following table sets forth information regarding the
beneficial ownership of our Ordinary shares as of July 20, 2002 by:

         o each of our Named Executive Officers, except for Messrs. Pearson, Lacey, Rushe and Patrick, former executive officers of ours who are no longer required to report their beneficial ownership in our Ordinary shares;


         o     each member of our Supervisory Board;

         o all our executive officers and members of our Supervisory Board as a group;

         o each shareholder who is known to us to own beneficially more than 5% of our Ordinary shares as of such date.


                                                                          CompleTel Europe N.V.
Name of Beneficial Owner                                                Shares         Percentage
                                                                         Owned         of Shares


Directors and Named Executive Officers:
Timothy A. Samples(1)..............................................     1,500,000             *
Jerome de Vitry(2)(8)..............................................       116,312             *
James E. Dovey(3)(8)(9)............................................     3,970,742           2.4
Lawrence F. DeGeorge(4)(7)(8)......................................    26,706,043          16.6
James C. Allen(5)(8)(9)............................................       833,437           0.5
Paul J. Finnegan(6)................................................            --             *
James H. Kirby(6)..................................................            --             *
James N. Perry, Jr.(6).............................................            --             *
All directors and executive officers as a group (8 persons)........    33,126,534         20.6%
5% and other principal owners:
Madison Dearborn Partners(6)(8)....................................    64,573,990          40.2
DeGeorge Telcom Holdings Limited Partnership(7)(8).................    26,208,676          16.3
Meritage Private Equity Funds(8)(9)................................     6,474,449           4.0
__________
*        Less than 0.5%.


(1) Mr. Timothy Samples received, on March 14, 2001, options to purchase 1,500,000 of our shares. Effective May 17, 2002, Mr. Samples resigned his positions as our President, Chief Executive Officer and Managing Director. In accordance with his resignation agreement, 100% of his 1,500,000 options vested and thus he may be deemed to have beneficial ownership of the 1,500,000 Ordinary shares that he can acquire by exercising these stock options.


(2) These shares are owned indirectly by Mr. de Vitry through his ownership interests in CompleTel LLC.

(3) 1,333,663 of these shares are owned indirectly by Mr. Dovey through his ownership interest in CompleTel LLC. The remaining 2,637,079 shares are owned directly by Mr. Dovey.


(4) 497,367 of these shares are owned directly by Mr. DeGeorge. The remaining 26,208,676 shares are owned indirectly through DeGeorge Telcom Holdings Limited Partnership. Mr. DeGeorge is the Chairman and Chief Executive Officer of LPL Investment Group, Inc., which controls DeGeorge Telcom Holdings Limited Partnership.

(5) 32,554 of these shares are owned indirectly by Mr. Allen through his ownership interests in CompleTel LLC. 800,295 of the shares are owned directly by Mr. Allen. Mr. Allen disclaims beneficial ownership as to the remaining 588 shares, which are owned by Mr. Allen's wife.

(6) 2,924,659 of these shares are owned indirectly by Madison Dearborn Capital Partners II, L.P. through its ownership interests in CompleTel LLC. The remaining 61,649,331 shares are owned directly. Messrs. Finnegan, Kirby and Perry are managing directors of Madison Dearborn Partners, Inc., the general partner of the general partner of Madison Dearborn Capital Partners II, L.P. The address of Madison Dearborn Partners is Three First National Plaza, Chicago, Illinois 60602.

(7) 1,208,023 of these shares are owned indirectly by DeGeorge Telcom Holdings Limited Partnership through its ownership interests in CompleTel LLC. The remaining 25,000,653 shares are owned directly. Mr. DeGeorge has sole voting and investment power over the shares owned by DeGeorge Telcom Holdings Limited Partnership. The address of DeGeorge Telcom Holdings Limited Partnership is 639 Isbell Road, Suite 390, Reno, Nevada 89509.

(8) CompleTel LLC owns some of our Ordinary shares directly, and some indirectly through its wholly owned subsidiary, CompleTel (N.A.) N.V. Holders of common interests in CompleTel LLC could be deemed to be beneficial owners of our Ordinary shares that are owned by CompleTel LLC, because (a) CompleTel (N.A.) N.V.'s power to vote and dispose of our outstanding Ordinary shares is exercised by CompleTel (N.A.) N.V.'s sole managing director, who is appointed by CompleTel LLC as sole owner of all the voting interests in CompleTel (N.A.) N.V. and (b) CompleTel LLC's power to vote and dispose of its equity interests in CompleTel (N.A.) N.V. is exercised by CompleTel LLC's board of managers, which is elected by the holders of CompleTel LLC's common interests. The address of CompleTel LLC is 6300 South Syracuse Way, Suite 320, Englewood, Colorado 80111.


(9) 284,030 of these shares are owned indirectly by Meritage Private Equity Funds through its ownership interests in CompleTel LLC. The remaining shares are owned directly by Meritage Private Equity
         Funds. Messrs. Dovey and Allen are investment directors of Meritage Private Equity Funds. The address of Meritage Private
         Equity Funds is 1600 Wynkoop, Suite 300, Denver, Colorado 80202-5910.

                                 PROPOSALS

Proposal 1 -Adoption of Annual Accounts for Fiscal 2001


         As a public company incorporated under the laws of The Netherlands, the Dutch Civil Code requires that we prepare an audited balance sheet as of the end of each fiscal year and a profit and loss account for such fiscal year, in accordance with statutory accounting principles (the "Statutory Annual Accounts"). In accordance with the Dutch Civil Code, our Statutory Annual Accounts consist of the annual accounts of our holding company, CompleTel Europe N.V., on a stand-alone basis and the consolidated account of CompleTel Europe N.V. and its subsidiaries and the notes thereto. The Dutch Civil Code also requires that the Statutory Annual Accounts to be adopted by the general meeting of our shareholders.

         It is proposed to adopt our Statutory Annual Accounts for the fiscal year ending December 31, 2001, prepared in accordance with statutory accounting principles, as required under Dutch law and our articles of association. The Statutory Annual Accounts for the fiscal year ended December 31, 2002 are attached as Appendix A to this proxy statement.


         Our Management and Supervisory Boards recommend a vote for proposal 1, and proxies executed and returned will be so voted unless contrary instructions are indicated thereon.

Proposal 2 - Discharge from Liability of Members of the Management and Supervisory Boards in respect of Fiscal 2001


         As permitted under Dutch law, our articles of association provide that the adoption of our statutory annual accounts shall discharge the members of our Board of Management and the members of our Supervisory Board from liability in respect of the exercise of their duties during the fiscal year concerned. This discharge does not constitute a general release from all liability in respect of the exercise of the directors' duties, as it extends only to the actions or omissions clearly disclosed in, or apparent from, the Statutory Annual Accounts. For example, this discharge from liability would not apply to any fraudulent actions.

         In accordance with recommended practice for Dutch companies, the adoption of the Statutory Annual Accounts (Proposal 1) and the discharge of the members of the Supervisory Board and Board of Management are included on the agenda for the annual meeting as separate proposals and the adoption of the Statutory Annual Accounts is not conditioned upon the approval of the discharge form liability.

         The discharge of directors from liability in respect of the exercise of their duties during the fiscal year accounted for at the annual meeting is a standard practice for Dutch companies and our Management and Supervisory Boards recommend a vote in favor of this proposal. Given the standard nature of this proposal for Dutch companies and the limited scope of the discharge from liability, we do not believe that the members of our Supervisory and Management Boards have any substantial interest in this proposal.


         Our Management and Supervisory Boards recommend a vote for proposal 2, and proxies executed and returned will be so voted unless contrary instructions are indicated thereon.



                           CHANGES IN ACCOUNTANTS

         Resignation of Arthur Andersen

         On June 21, 2002, CompleTel Europe N.V. (the "Company"), was notified by Arthur Andersen (The Netherlands), the Company's independent auditor since its inception, that Arthur Andersen had resigned as auditor for the Company. Arthur Andersen's resignation results from the acquisition of Arthur Andersen's audit practice in The Netherlands by Deloitte & Touche Accountants. Consequently, as of June 21, 2002, Arthur Andersen will no longer serve as the Company's independent auditor.

         Arthur Andersen's reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2000 and 2001, did not contain an adverse opinion or a disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles, except that Arthur Andersen's report on the Company's consolidated financial statements for the year ended December 31, 2001, which was included in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on April 1, 2002, stated that the Company's recurring losses from operations and its expectation to utilize its existing cash resources during 2002 raise substantial doubt about the Company's ability to continue as a going concern. During the two most recent fiscal years, and the interim period through the date of Arthur Andersen's resignation, the Company had no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Arthur Andersen, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Company's consolidated financial statement for these periods, and there were no reportable events within the meaning of Item 304(a)(1)(v) of SEC Regulation S-K.

         Engagement of Deloitte & Touche

         On July 17, 2002, the Supervisory Board of the Company appointed Deloitte & Touche Accountants as the Company's independent auditor on an interim basis until the fourth quarter extraordinary general meeting of the Company to be held for the purpose of electing new directors following the Company's proposed recapitalization. This meeting is expected to be held during the fourth quarter of 2002 and will include in its agenda a proposal for the appointment of auditors by that meeting. This action was unanimously recommended by the members of the audit committee.

         During the two most recent fiscal years ended December 31, 2001 and December 31, 2000, and the subsequent interim period through the date of this report, the Company did not consult with Deloitte & Touche Accountants regarding the application of accounting principles to any transaction, completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company or any of the matters or events set forth in Item 304(a)(2)(ii) of Regulation S-K.

         Representatives of Deloitte & Touche will be not present at the meeting.


                        FUTURE SHAREHOLDER PROPOSALS

     Pursuant to the rules under the U.S. Securities Exchange Act of 1934, proposals of shareholders intended to be presented at the 2003 annual shareholders meeting pursuant to Rule 14a-8 must be received by us on or before January 1, 2003, to be considered for inclusion in the proxy materials for that meeting.

                                                                     APPENDIX A
                                                                     ----------

               COMPLETEL EUROPE N.V. DUTCH STATUTORY ACCOUNTS


                                (UNAUDITED)

         The following information, together with the balance sheet as of December 31, 2001, the profit and loss account for the year ended December 31, 2001, and the explanatory notes thereto, which are included in our annual report on Form 10-K/A for the year ended December 31, 2001 (the "Financial Statements") and are attached to the accompanying proxy statement as Appendix B, constitute our Dutch statutory annual accounts for this period. This information is being included in order to comply with the financial reporting requirements included in Part 9, Book 2 of The Netherlands Civil Code.


         This information shall not be deemed filed or incorporated by reference into any filings by us under the U.S. Securities Act of 1933 or the U.S. Securities Exchange Act of 1934.

I.       U.S. GAAP--DUTCH GAAP RECONCILIATION

General

         The accounting policies followed by CompleTel Europe N.V. (the "Company") in the preparation of the consolidated financial statements included in the Financial Statements are in accordance with generally accepted accounting principles in the United States of America (U.S. GAAP), which differ in some respects from generally accepted accounting principles in The Netherlands (Dutch GAAP).

         The differences which have a material effect on net loss and/or shareholders' equity and/or total assets are as follows:

         Stock Based Compensation

         Under U.S. GAAP, the Company accounts for stock-based compensation to employees using the intrinsic value method prescribed in Accounting Principles Board ("APB") Opinion No. 25 "Accounting for Stock Issued to Employees," and certain related interpretations including Financial Accounting Standards Board ("FASB") Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation--an interpretation of APB Opinion No. 25" ("FIN 44"). Certain non-cash compensation amounts are pushed down from CompleTel LLC to the Company and recorded as a deemed capital contribution with an offsetting entry to deferred compensation. Deferred compensation is amortized to expense over the vesting period of the related stock-based awards. Under Dutch GAAP, no amounts are recorded until such time as the options are exercised and the shares are issued.

         Reconciliation

         The net loss, shareholders' equity and total assets, in accordance with Dutch GAAP, are as follows (amounts in thousands of euro):

                                                For the Years Ended December 31,
                                                --------------------------------
                                                      2001            2000
                                                    ---------       ---------
Net Loss as per Statement of Operations
   in accordance with U.S. GAAP               (euro)(299,049) (euro)(200,488)
Adjustments to reported loss:
               Compensation expense                    5,260          60,550
                                                    ---------       ---------
Net loss in accordance with Dutch GAAP        (euro)(293,789) (euro)(139,938)
                                              =================================



                                                      As of December 31,
                                                    -------------------------
                                                      2001            2000
                                                    ---------       ---------


Shareholders' equity in accordance
    with U.S. GAAP                            (euro)121,916   (euro)415,960
Adjustments to reported shareholders'
    equity:
               Adjustment to net loss
                 for the period                       5,260          60,550
               Deferred compensation                 (5,260)        (61,239)
                                                    ---------      ---------
Shareholders' equity in accordance
    with Dutch GAAP                          (euro)121,916    (euro)415,271
                                                   -------------------------


         There were no material differences in total assets as of December 31, 2001 or 2000.

II.  Dutch GAAP Disclosures

         The following incremental disclosures are required under Dutch GAAP.

A. General


         The Company has its legal seat in Rotterdam, The Netherlands.


B. Tangible Fixed Assets

         The movement in tangible fixed assets is as follows:

                                                         For the Years Ended
                                                           December 31,
                                                        -----------------------
                                                         2001         2000
                                                        ---------     ---------

Book value January 1, 2001 and 2000                 (euro)298,623  (euro)91,946

Additions                                                149,852       227,497
Depreciation                                             (53,832)      (20,820)
Dispositions or impairment                              (116,836)           --
                                                        ---------     ---------
Book value U.S. GAAP                               (euro)277,807  (euro)298,623


                                                              --             --
Dutch GAAP adjustment
                                                         --------      --------
Book value December 31, 2001 and 2000              (euro)277,807  (euro)298,623
                                                    ============= =============


Historical cost                                    (euro)327,380  (euro)323,586
Accumulated depreciation                                 (49,573)      (24,963)
                                                         --------       -------
Book value U.S. GAAP                                     277,807       298,623
Dutch GAAP adjustment                                          --            --
                                                         --------      --------
Balance December 31, 2001 and 2000                 (euro)277,807  (euro)298,623
                                                    ============= =============

         The fair value of the property and equipment and other tangible fixed assets approximates the stated net book value of December 31, 2001.

C. Personnel

         Labor cost is specified as follows:

                                                          For the Years Ended
                                                            December 31,
                                                        -----------------------
                                                         2001         2000
                                                        ---------     ---------

Salaries and wages                                  (euro)43,462  (euro)34,488
Pension cost                                               9,598         9,285
Other social security contributions                        1,578         1,187
                                                         -------       -------
                                                    (euro)54,638  (euro)44,960



         The average number of personnel during the years ended December 31, 2001 and 2000 was approximately 826 and 560, respectively. At the respective year-ends these personnel were employed in the following functional areas:

                                                               As of
                                                            December 31,
                                                        -----------------------
                                                           2001         2000
                                                        ---------     ---------
Management, supportive and administrative                    176          247
Information technology                                        59           59
Network and switch                                           245          290
Marketing and sales                                          216          179
                                                        ---------     ---------
                                                             696          775
                                                        =========     =========


III.  COMPANY ONLY FINANCIAL STATEMENTS UNDER DUTCH GAAP

BALANCE SHEETS (after appropriation of results for the year)

                                                               As of
                                                            December 31,
                                                        -----------------------
                                                           2001         2000
                                                        ---------     ---------
Assets:
Long term assets:
  Goodwill and other intangible assets                (euro) 7,897  (euro) 6,851
  Investments in and advances to
        affiliated companies                               337,814       565,432
  Non-current restricted cash and other
        financial assets                                    25,479        93,337
                                                           -------       -------
         Total long term assets                            371,190       665,620
Current assets:
  Receivables                                               40,327        68,478
  Cash                                                         108         6,012

      Total current assets                                  40,435        74,490
                                                           -------       -------
      Total assets                                   (euro)411,625 (euro)740,110


Liabilities and shareholders' equity:
Shareholders' equity                                 (euro)121,916 (euro)415,271
Long-term debt                                             221,203       280,597
Current liabilities                                         68,506        44,242
                                                           -------       -------
        Total shareholders' equity and liabilities   (euro)411,625 (euro)740,110
                                                      ============= ============


STATEMENTS OF OPERATIONS

                                                    For the Years Ended
                                                      December 31,
                                                  -----------------------
                                                   2001         2000
                                                  ---------     ---------
Income (Loss) from operations                 (euro) 107,338   (euro) (9,316)
Loss from affiliated companies                      (401,127)       (130,622)
                                                    ---------       ---------

Net loss after taxes                          (euro)(293,789)  (euro) (139,938)
                                              ===============   ==============

A. General

         The description of the Company's activities and the group structure, as included in the Financial Statements also applies to the Company-only financial statements.

         In accordance with article 402 book 2 of the Dutch Civil Code the statements of operations are presented in abbreviated form.

B. Accounting principles

         The accounting principles as described the Financial Statements also apply to the Company-only financial statements, unless indicated otherwise. The Company-only financial statements have been prepared in accordance with Dutch GAAP. The consolidated financial statements have been prepared in accordance with U.S. GAAP, whereas in note (I) the differences between Dutch GAAP and U.S. GAAP have been explained and reconciled. Certain prior year amounts have been reclassified to conform to the current year presentation.

C. Investments In and Advances to Affiliated Companies

         The movement in investments in and advance to affiliates is as follows:

                                                              As of December 31,
                                                              2001        2000
                                                              ----        ----

Book value January 1, 2001 and 2000                  (euro)565,432 (euro)65,971
                                                     -------------  ------------

Investment in and advances to affiliated companies         173,509      630,083
Results from affiliated companies                        (401,127)     (130,622)

Book value December 31, 2001 and 2000                (euro)337,814 (euro)565,432
                                                      ============  ============

D. Shareholders' equity

         The movement in shareholders' equity is as follows:

                                        Nominal     Share            Other
                                         Value     Capital         Reserves            Total
                                         -----     -------         --------            -----
Balance January 1, 2001             (euro)15,741  (euro)625,871  (euro)(226,341)   (euro)415,271
Issuance of shares                            --             17                               17
Translation differences                       --             --             417              417
Net loss                                      --             --        (293,789)        (293,789)

Balance of December 31, 2001        (euro)15,741  (euro)625,888  (euro)(519,713)   (euro)121,916


E. Board of Management and Supervisory Directors

         The remuneration of the members of the Board of Management for work provided as employees amount to approximately (euro)1,678,938 for the year ended December 31, 2001. The remuneration of the members of the Supervisory Board for work provided as employees amount to approximately
(euro)625,364 for the year ended December 31, 2001. For the year 2001 no specific directors fee or other remuneration has been granted.

         The above remuneration does not include any amounts for the value of options to subscribe for the Ordinary shares of the Company granted to or held by the statutory directors nor the supervisory directors.

         Board of Management

         Rotterdam, The Netherlands
         [  ], 2002


I.  Other Information--Auditors' report